                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report December 16, 1999
                                      -------------------
                        (Date of earliest event reported)



                          DATATRAK INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Ohio                      (000-20699)               34-1685364
-------------------------------    ---------------------    --------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation)                                               Identification No.)

     20600 Chagrin Boulevard, Cleveland, Ohio                      44122
----------------------------------------------------          ---------------
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:           (216) 921-6505
                                                              --------------



                                Page 1 of 5 Pages

                         Exhibit Index Appears on Page 3

ITEM 5. OTHER EVENTS
--------------------

         On December 16, 1999, DataTRAK International, Inc. announced that Jerome H. Kaiser, Ph.D., was named to the Company's Board of Directors. Dr. Kaiser was elected at a meeting of the Board on December 9, 1999. Dr. Jerry Kaiser (age 43) currently serves as the Director of Systems at Rothschild Inc. in New York. Most recently, Dr. Kaiser was Director of Product Management, Corporate Clinical and Regulatory Systems for Pfizer in its New York City headquarters. He has also held the position of Director of Information Management, Global Development for Hoffman-LaRoche Pharmaceuticals, Inc. in Nutley, New Jersey. Dr. Kaiser is a business technology executive with experience pertaining to large-scale, high-value change projects involving organizational and process re-engineering within the pharmaceutical industry. Dr. Kaiser holds a Ph.D. in Physics from the University of East Anglia, Norwich, England.










                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          DataTRAK INTERNATIONAL, INC.

                             By: /s/ Terry C. Black
                               --------------------------------
                                 Terry C. Black
                                 Vice President of Finance, Chief Financial
                                 Officer, Treasurer and Assistant Secretary


Date: December 17, 1999




                                Page 2 of 5 Pages

                                  EXHIBIT INDEX
                                  -------------

         EXHIBIT NO.                    DESCRIPTION                        PAGE
         -----------                    -----------                        ----


         99.1              Press Release Issued by the Company
                           on December 16, 1999.                            4



                                Page 3 of 5 Pages